UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  November 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of August 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-16               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust and Servicing Agreement, dated as of August 1, 2003 among GS Mortgage Securities Corp., as depositor, GMAC Mortgage Corporation, Wells Fargo Home Mortgage Inc., Countrywide Home Loans Inc., as Servicers, and JPMorgan Chase Bank, as trustee.

     On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK,


Date:  November 28, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2003


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                        GSRPM MORTGAGE LOAN TRUST 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                November 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                            Ending
                Face       Principal                                                 Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total       Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        61,421,000.00    27,765,612.56    3,523,667.61    30,642.44   3,554,310.05    0.00          0.00       24,241,944.95
A2        54,935,000.00    54,935,000.00            0.00    80,540.81      80,540.81    0.00          0.00       54,935,000.00
A3       116,356,000.00    82,700,612.56    3,523,667.61   107,924.30   3,631,591.91    0.00          0.00       79,176,944.95
M1         4,501,000.00     4,501,000.00            0.00    13,488.00      13,488.00    0.00          0.00        4,501,000.00
B1         9,000,000.00     9,000,000.00            0.00    34,582.50      34,582.50    0.00          0.00        9,000,000.00
B2         3,857,000.00     3,857,000.00            0.00    17,461.50      17,461.50    0.00          0.00        3,857,000.00
B3         4,500,000.00     4,500,000.00            0.00    23,091.25      23,091.25    0.00          0.00        4,500,000.00
P                100.00           100.00            0.00         0.00           0.00    0.00          0.00              100.00
R                  0.00             0.00            0.00         0.00           0.00    0.00          0.00                0.00
TOTALS   254,570,100.00   187,259,325.12    7,047,335.22   307,730.80   7,355,066.02    0.00          0.00      180,211,989.90

X          2,584,857.93     2,571,418.00            0.00   964,965.17     964,965.17       0.00          0.00     2,571,418.00

-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1    36228FLJ3         452.05406229   57.36910194      0.49889191   57.86799385      394.68496036       A1          1.370000 %
A2    36228FLK0       1,000.00000000    0.00000000      1.46611104    1.46611104    1,000.00000000       A2          1.820000 %
A3    36228FLL8         710.75503249   30.28350588      0.92753532   31.21104120      680.47152661       A3          1.620000 %
M1    36228FLM6       1,000.00000000    0.00000000      2.99666741    2.99666741    1,000.00000000       M1          3.720000 %
B1    36228FLN4       1,000.00000000    0.00000000      3.84250000    3.84250000    1,000.00000000       B1          4.770000 %
B2    36228FLP9       1,000.00000000    0.00000000      4.52722323    4.52722323    1,000.00000000       B2          5.620000 %
B3    36228FLQ7       1,000.00000000    0.00000000      5.13138889    5.13138889    1,000.00000000       B3          6.370000 %
P     36228FLU8       1,000.00000000    0.00000000      0.00000000    0.00000000    1,000.00000000       P           0.000000 %
X     36228FLR5         994.80051501    0.00000000    373.31458677  373.31458677      994.80051501       X           0.000000 %
-----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 7.08(a)(i)           Aggregate Amount of Deposit in the Certificate Account                                    8,345,466.37

Sec. 7.08(a)(ii)          Aggregate Distribution Amount
                          Total Offered Certificates
                                                 Accrued Certificate Interest                                         307,730.79
                                                 Interest Shortfall Carryforward Amount                                     0.00
                                                 Principal Distribution Amount                                      7,047,335.22

                          Total Class A Certificates
                                                 Accrued Certificate Interest                                         219,107.55
                                                 Interest Shortfall Carryforward Amount                                     0.00
                                                 Basis Risk Carry Forward Amount                                            0.00
                                                 Principal Distribution Amount                                      7,047,335.22

                          Total Class B Certificates
                                                 Accrued Certificate Interest                                          75,135.25
                                                 Interest Shortfall Carryforward Amount                                     0.00
                                                 Basis Risk Carry Forward Amount                                            0.00
                                                 Principal Distribution Amount                                              0.00

Sec. 7.08(a)(iii)         LIBOR                                                                                        1.12000 %

Sec. 7.08(a)(iv)          Fees
                                                 Trustee Fee                                                              625.00
                                                 Certificate Insurer Premium                                           24,810.18
                                                 Servicer Fee                                                          83,681.47

Sec. 7.08(a)(v)           Prepayments by Servicer
                                                 Fairbanks                                                            544,298.95
                                                 Wilshire                                                           6,150,547.04
                                                 Greenpoint                                                           117,413.50

Sec. 7.08(a)(vi)          Insured Payments                                                                                  0.00

Sec. 7.08(a)(vii)         Realized Losses For Current Period                                                          110,956.04
                          Amount of Cumulative Realized Losses                                                        323,698.48

Sec. 7.08(a)(viii)        Trigger Events
                                                 Trigger Event has occurred ?                                                Yes
                                                 Fairbanks Termination Trigger Event has occurred ?                           No
                                                 Wilshire Termination Trigger Event has occurred ?                            No

Sec. 7.08(a)(ix)          Overcollateralization
                                                 Required OC                                                        2,571,418.00
                                                 OC Amount                                                          2,571,418.00

Sec. 7.08(a)(x)           Mortgage Loan Principal Payments                                                          6,936,379.18
                                                 Scheduled Principal Payments                                         308,751.00
                                                 Principal Prepayments                                              6,737,508.25
                                                 Curtailment Adjustment                                                 1,075.97
                                                 Loan Purchase Price                                                        0.00
                                                 Recoveries of Principal                                                    0.00
                                                 Realized Loss                                                       -110,956.04
                                                 Realized Gain                                                              0.00
                                                 Non-recovery Advance                                                       0.00

Sec. 7.08(a)(xiii)        Aggregate Pooling Balance as of the first day of the related Collection Period          189,830,743.12
                          Aggregate Pooling Balance as of the last day of the related Collection Period           182,783,407.90

Sec. 7.08(a)(xv)          Weighted average interest rate of the Mortgage Loans                                         9.61990 %

Sec. 7.08(a)(xvi)         Weighted average remaining term of the Mortgage Loans                                              253

Sec. 7.08(a)(xvii)        Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                                 Number of loans (preceding 1 month)                                         343
                                                 Principal Balance of loans (preceding 1 month)                    31,760,509.85

                                                 Number of loans (preceding 2 month)                                         334
                                                 Principal Balance of loans (preceding 2 month)                    29,941,107.30

                                                 Number of loans (preceding 3 months)                                        325
                                                 Principal Balance of loans (preceding 3 months)                   29,124,196.41

Sec. 7.08(a)(xix)         Principal Balance of the largest Mortgage Loan outstanding                                  423,442.49

Sec. 7.08(a)(xx)          Number, Balance, and Percentage of Delinquent Loans
                                                 Number of Loans are 30-59 days delinquent                                   163
                                                 Balance of Loans are 30-59 days delinquent                        15,713,284.62
                                                 Percentage of Loans are 30-59 days delinquent                            8.60 %

                                                 Number of Loans are 60-89 days delinquent                                    40
                                                 Balance of Loans are 60-89 days delinquent                         4,264,613.38
                                                 Percentage of Loans are 60-89 days delinquent                            2.33 %

                                                 Number of Loans are 90-119 days delinquent                                   16
                                                 Balance of Loans are 90-119 days delinquent                        1,388,074.70
                                                 Percentage of Loans are 90-119 days delinquent                           0.76 %

                                                 Number of Loans are 120-149 days delinquent                                   6
                                                 Balance of Loans are 120-149 days delinquent                         569,346.29
                                                 Percentage of Loans are 120-149 days delinquent                          0.31 %

                                                 Number of Loans are 150-179 days delinquent                                   5
                                                 Balance of Loans are 150-179 days delinquent                         542,442.88
                                                 Percentage of Loans are 150-179 days delinquent                          0.30 %

                                                 Number of Loans are 180 or more days delinquent                              14
                                                 Balance of Loans are 180 or more days delinquent                   1,106,321.89
                                                 Percentage of Loans are 180 or more days delinquent                      0.61 %


Sec. 7.08(a)(xxi)         Mortgage loans in Foreclosure
                                                 Number of loans                                                              89
                                                 Principal Balance of loans                                         8,631,152.56

Sec. 7.08(a)(xxii)        Mortgage loans in bankruptcy proceedings
                                                 Number of loans                                                             129
                                                 Principal Balance of loans                                        11,202,250.18

                                                 Number of Loans are 0-29 days delinquent                                     63
                                                 Balance of Loans are 0-29 days delinquent                          5,024,293.23

                                                 Number of Loans are 30-59 days delinquent                                     5
                                                 Balance of Loans are 30-59 days delinquent                           505,600.64

                                                 Number of Loans are 60-89 days delinquent                                     9
                                                 Balance of Loans are 60-89 days delinquent                           809,817.59

                                                 Number of Loans are 90-119 days delinquent                                    3
                                                 Balance of Loans are 90-119 days delinquent                          289,010.23

                                                 Number of Loans are 120-149 days delinquent                                   7
                                                 Balance of Loans are 120-149 days delinquent                         598,936.83

                                                 Number of Loans are 150-179 days delinquent                                   9
                                                 Balance of Loans are 150-179 days delinquent                         831,211.62

                                                 Number of Loans are 180 or more days delinquent                              33
                                                 Balance of Loans are 180 or more days delinquent                   3,143,380.04

Sec. 7.08(a)(xxiii)       Number and Balance of loans in foreclosure proceedings
                                                 Number of Loans are 0-29 days delinquent                                      2
                                                 Balance of Loans are 0-29 days delinquent                            275,099.58

                                                 Number of Loans are 30-59 days delinquent                                     2
                                                 Balance of Loans are 30-59 days delinquent                           171,830.66

                                                 Number of Loans are 60-89 days delinquent                                     2
                                                 Balance of Loans are 60-89 days delinquent                           156,365.71

                                                 Number of Loans are 90-119 days delinquent                                   17
                                                 Balance of Loans are 90-119 days delinquent                        1,993,073.65

                                                 Number of Loans are 120-149 days delinquent                                  12
                                                 Balance of Loans are 120-149 days delinquent                       1,143,077.04

                                                 Number of Loans are 150-179 days delinquent                                  20
                                                 Balance of Loans are 150-179 days delinquent                       1,846,331.55

                                                 Number of Loans are 180 or more days delinquent                              34
                                                 Balance of Loans are 180 or more days delinquent                   3,045,374.37
Sec. 7.08(a)(xxiv)        Number and Balance of REO loans
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           12            1,272,775.84                 0.70 %

Sec. 7.08(a)(xxv)         Book Value of Mortgage loans acquired through foreclosure or grant of a deed                      0.00

Sec. 7.08(a)(xxvi)        Number of Mortgage loans                                                                         2,124

Sec. 7.08(a)(xxvii)       Aggregate amount from
                                                 a. Curtailments                                                      265,552.57
                                                 b. Voluntary Payoffs                                               6,473,031.65
                                                 c. Involuntary Payoffs                                                     0.00
                                                 d. Mortgage Loans purchased from the Trust                                 0.00

Sec. 7.08(a)(xxviii)      Mortgage loans subject to loss mitigation*
                                                 Number of loans                                                               0
                                                 Principal Balance of loans                                                 0.00

Sec. 7.08(a)(xxix)        Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                 Number of loans                                                               0
                                                 Principal Balance of loans                                                 0.00

Sec. 7.08(a)(xxx)         Amount of current Realized Losses*
                                                 a. REO Property sold                                                       0.00
                                                 b. short sale                                                         28,536.37
                                                 c. deed in lieu                                                            0.00
                                                 d. no equity second mortgages                                              0.00
                                                 e. other                                                                   0.00

Sec. 7.08(a)(xxxi)        Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                                 a.Number of Loans Currently meeting payment plan                          29.00
                                                 a.Balance of Loans Currently meeting payment plan                  2,599,071.95

                                                 b.Number of Loans 1 to 2 payments behind payment plan                     15.00
                                                 b.Balance of Loans 1 to 2 payments behind payment plan             1,225,384.70

                                                 c.Number of Loans 2 to 3 payments behind payment plan                     14.00
                                                 c.Balance of Loans 2 to 3 payments behind payment plan             1,150,100.68

                                                 d.Number of Loans greater than 3 payments behind payment plan               13.00
                                                 d.Balance of Loans greater than 3 payments behind payment plan       1,397,352.93

                                                 e.Number of Loans greater than 4 payments behind payment plan                8.00
                                                 e.Balance of Loans greater than 4 payments behind payment plan         942,788.67

                                                 f.Number of Loans greater than 5 payments behind payment plan                8.00
                                                 f.Balance of Loans greater than 5 payments behind payment plan         942,788.67


                          Number and Pool Balance of Loans in Forbearance*
                                                 a.Number of Loans Currently meeting payment plan                            21.00
                                                 a.Balance of Loans Currently meeting payment plan                    1,610,435.36

                                                 b.Number of Loans 1 to 2 payments behind payment plan                        1.00
                                                 b.Balance of Loans 1 to 2 payments behind payment plan                 103,459.94

                                                 c.Number of Loans 2 to 3 payments behind payment plan                        1.00
                                                 c.Balance of Loans 2 to 3 payments behind payment plan                  87,546.96

                                                 d.Number of Loans greater than 3 payments behind payment plan                5.00
                                                 d.Balance of Loans greater than 3 payments behind payment plan         475,325.38

                                                 e.Number of Loans greater than 4 payments behind payment plan                5.00
                                                 e.Balance of Loans greater than 4 payments behind payment plan         475,325.38

                                                 f.Number of Loans greater than 5 payments behind payment plan                3.00
                                                 f.Balance of Loans greater than 5 payments behind payment plan         254,590.97

Sec. 7.08(a)(xxxii)       Stepdown Date                                                                              Not in effect

Sec. 7.08(a)(xxxiii)      Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                                 Number of loans                                                                 0
                                                 Principal Balance of loans                                                   0.00

                * Reported from Fairbanks only
                                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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